LOGO          INVESTING
                FOR THE
                21ST
                CENTURY(R)





                        EATON VANCE EMERGING MARKETS FUND

          A diversified fund investing in emerging market stocks

                                Prospectus Dated


                                  MAY 1, 2001


  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete.
            Any representation to the contrary is a criminal offense.

 Information in this prospectus

                                Page                                     Page
--------------------------------------------------------------------------------
Fund Summary                     2         Sales Charges                   7
Investment Objective &                     Redeeming Shares                9
   Principal Policies and Risks  4
Management and Organization      5         Shareholder Account Features    9
Valuing Shares                   6         Tax Information                11
Purchasing Shares                6         Financial Highlights           12
--------------------------------------------------------------------------------

            This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to seek long-term capital appreciation. The Fund invests in equity securities (primarily common stocks) of companies located in emerging market countries, which are those considered to be developing. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies. In managing the portfolio, the portfolio manager looks for stocks that will grow in value over time, regardless of short-term market fluctuations. Stocks will be sold when they have achieved their perceived value or when a country's stock market is expected to be depressed for an extended period. The portfolio manager may (but is not obligated to) use investments such as forward contracts and options to attempt to mitigate the adverse effects of foreign currency fluctuations.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. Because securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile. Emerging market countries are either comparatively underdeveloped or in the process of becoming developed. Investment in emerging market countries typically involves greater potential for gain or loss than investments in securities of issuers in developed countries. Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Although depositary receipts have similar risks, unsponsored receipts may involve higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

The value of Fund shares is also sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in emerging market countries, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests predominantly in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. As noted above, these risks can be significant in emerging market countries. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders may realize substantial losses and should invest for the long-term.

Performance Information. The following bar chart and table provide information about the Fund's performance, including a comparison of the Fund's performance to the performance of a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for Class B shares for each calendar year through December 31, 2000. During these periods, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, returns would be lower.




0.90%     28.39%       -3.48%       -32.91%       81.60%       -26.05%
-----------------------------------------------------------------------
1995       1996         1997          1998         1999          2000




The highest quarterly total return for Class B was 50.68% for the quarter ended December 31, 1999, and the lowest quarterly total return was -25.99% for the quarter ended September 30, 1998.
                                                     One      Five       Life of
Average Annual Total Return as of December 31, 2000  Year     Years        Fund
--------------------------------------------------------------------------------
Class A Shares                                      -29.85%     1.29%      1.52%
Class B Shares                                      -29.75%     1.86%      1.91%
Morgan Stanley Capital International
Emerging Markets Index                              -28.84%    -3.28%     -5.04%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B. Class A and Class B shares commenced operations on December 8, 1994 and November 30, 1994, respectively. Life of Fund returns are calculated from November 30, 1994. The Morgan Stanley Capital International Emerging Markets Index is a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Investors cannot invest directly in an Index. (Source for Morgan Stanley Capital International Emerging Markets Index returns: Lipper Inc.)

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                     Class A   Class B
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of
  offering price)                                              5.75%     None
Maximum Deferred Sales Charge (Load)(as a percentage of
  the lower of net asset value at time of
  purchase or time of redemption)                              None      5.00%
Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                                     None      None
Exchange Fee                                                   None      None
Redemption Fee (as a percentage of amount redeemed)            1.00%     None
Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)               Class A   Class B
-------------------------------------------------------------------------------
Management Fees                                                1.25%     1.25%
Distribution and Service (12b-1) Fees                          0.50%     1.00%
Other Expenses                                                 1.60%     1.60%
                                                               -----     -----
Total Annual Fund Operating Expenses**                         3.35%     3.85%

* For shares redeemed or exchanged within three months of the settlement of the purchase.

** During the fiscal year ended  December 31, 2000,  Total Annual Fund Operating
   Expenses were 2.92% for Class A and 3.41% for Class B due to fee reductions and expense reimbursements by the investment adviser and administrator. This fee reduction could be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

  Class A shares                       $  893*   $ 1,546    $ 2,220      $ 4,006
  Class B shares                       $  887    $ 1,575    $ 2,181      $ 4,079

You would pay the following expenses if you did not redeem your shares:

                                      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  893    $ 1,546    $ 2,220      $ 4,006
  Class B shares                       $  387    $ 1,175    $ 1,981      $ 4,079
*Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. The Fund currently seeks to meet its investment objective by investing in Emerging Markets Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities of companies domiciled in or deriving more than 50% of their revenues or profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the "World Bank") or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The Portfolio ordinarily invests in at least three emerging market countries at all times.

Investments in emerging market countries can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability characteristics of the United States. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio's investments. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in these countries and the availability to the Portfolio of additional investments. These factors may cause emerging market securities to be more volatile and potentially less liquid than securities in more developed countries.

Settlement of securities transactions in emerging market countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Portfolio may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Portfolio may have to sell more liquid securities which it would not otherwise choose to sell.

The Portfolio may also borrow amounts up to 25% of its net assets, but it will not borrow more than 5% of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received under certain circumstances. During unusual market conditions, The Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. While temporarily invested, the Portfolio may not achieve its investment objective. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may chose not to do so.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

More than 25% of the Portfolio's total assets may be denominated in any single currency. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times, the portfolio manager may (but is not obligated to) use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio's annual portfolio turnover rate may exceed 100%. A fund with high turnover (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Paying more commissions may also reduce return. Capital gains distributions will reduce after tax returns for shareholders holding the Fund in taxable accounts.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended December 31, 2000, absent a fee reduction, the portfolio would have paid advisory fees of 0.75% of its average daily net assets.

Jacob Rees-Mogg has managed or co-managed the Portfolio since May, 2000. He is an Investment Manager for Lloyd George and has been employed by Lloyd George for more than five years. Mr. Rees-Mogg also manages other Eaton Vance portfolios. Mr. Rees-Mogg (whose office is in London) is supported by, and is in regular communication with, a team of investment professionals at Lloyd George. In particular, Robert Lloyd George and Pamela Chan set macro-economic and general investment strategy, and provide investment research and ideas for all of Lloyd George's managed accounts and funds.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage $2.6 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the fund and administers the business affairs of the portfolio. For these services, Eaton Vance receives a monthly fee from each of the fund and portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended December 31, 2000, absent a fee reduction, eaton vance would have earned management fees of 0.25% of the fund's average daily net assets and administration fees of 0.25% of the portfolio's average daily net assets. eaton vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $45 billion on behalf of mutual funds, institutional clients and individuals.

Organization. The Fund is a series of Eaton Vance Special Investment Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because The Fund invests in The Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, The Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from The Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for class a shares), which is derived from portfolio holdings. Exchange-listed securities are valued at closing sale prices; however, the investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable or deemed unreliable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of class B shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem class B shares within six years of purchase. The sales charges are described below. Your investment dealer can help you decide which Class of shares suits your investment needs.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the fund and class of shares with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Th Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

Front-End Sales Charge. CLASS A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                   Sales Charge    Sales Charge  Dealer
                                   as Percentage   as Percentage Commission as
                                   of Net Offering of Amount     a Percentage of
                                   Price           Invested      Offering Price
--------------------------------------------------------------------------------

 Less than $50,000                 5.75%           6.10%         5.00%
 $50,000 but less than $100,000    4.75%           4.99%         4.00%
 $100,000 but less than $250,000   3.75%           3.90%         3.00%
 $250,000 but less than $500,000   3.00%           3.09%         2.50%
 $500,000 but less than $1,000,000 2.00%           2.04%         1.75%
 $1,000,000 or more                0.00*           0.00%         See Below


* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
---------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

Reducing or Eliminating Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, the sales charges you pay are reduced if the current market value of your current holdings (based on the current offering price), plus your new purchases, total $50,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details. Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales equal to 0.50% of the amount invested.

CDSCS are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B shares, in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% on shares outstanding for more than twelve months. Class B shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. Both classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually, in the case of Class A shares only on shares outstanding for more than one year. The principal underwriter pays commissions to investment dealers on sales of Class B shares (except exchange transactions and reinvestments). The sales commission on Class B shares equals 4% of the purchase price of the shares. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

Class B distribution fees are subject to termination when payments under the Rule 12b-1 plans are sufficient to extinguish uncovered distribution charges. As described more fully in the Statement of Additional Information, uncovered distribution charges of a Class are increased by sales commissions payable by the Class to the principal underwriter in connection with sales of shares of that Class and by an interest factor tied to the U.S. Prime Rate. Uncovered distribution charges are reduced by the distribution fees paid by the Class and by CDSCs paid to the Fund by redeeming shareholders. The amount of the sales commissions payable by Class B to the principal underwriter in connection with sales of Class B shares is significantly less than the maximum permitted by the sales charge rule of the National Association of Securities Dealers, Inc. To date, Class B uncovered distribution charges have not been fully covered.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to $50,000 by  calling  the  transfer  agent at
               1-800-262-1122  on Monday through Friday,  9:00 a.m. to 4:00 p.m.
               (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an
Investment
Dealer Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

Redemptions or exchanges of Class A shares made within three months of the settlement of the purchase will be subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R)for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

oFull Reinvest Option           Dividends and capital  gains are  reinvested  in
                                additional shares. This option will be assigned if you do not specify an option.

oPartial Reinvest Option        Dividends are paid in cash and capital gains are
                                reinvested in additional shares.

oCash Option                    Dividends and capital gains are paid in cash.


oExchange Option                Dividends  and/or  capital gains are  reinvested
                                in additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund.  From time to time, you may be mailed the following:

  oAnnual and Semi-Annual Reports, containing performance information and financial statements.

  oPeriodic account statements, showing recent activity and total share balance.

  oForm 1099 and tax information needed to prepare your income tax returns.

  oProxy materials, in the event a shareholder vote is required.

  oSpecial notices about significant events affecting your Fund.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Sheltered Retirement Plans. Class a shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original Purchase. Class A Shares may also be exchanged for shares of Eaton Vance institutional emerging markets fund, subject to the terms for investing in that fund.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains (if any) annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are realized but not distributed will pay the full price for the shares and then may receive some portion of the price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's return on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering two Classes of shares on January 1, 1998. Prior to that date, the Fund offered only Class B shares and Class A existed as a separate fund.

                                                                        YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------------------------------------------------------
                                   2000                       1999                    1998            1997        1996
                        -----------------------------------------------------------------------------------------------------
                          CLASS A          CLASS B       CLASS A      CLASS B     CLASS A    CLASS B    CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value -
  Beginning of year     $  14.680    $   14.510       $ 8.060      $ 7.990     $11.970    $11.910    $12.720     $10.050
                        ---------    ----------       -------      -------     -------    -------    -------     -------
  Income (loss) from
  operations:
  Net investment loss   $  (0.268)   $   (0.347)      $(0.112)     $(0.159)    $(0.146)   $(0.236)   $(0.012)    $(0.143)
  Net realized and
  unrealized gain
  (loss)                   (3.482)       (3.433)        6.732        6.679      (3.764)    (3.684)    (0.436)      2.988
                        ---------   -----------       -------      -------     -------    -------    -------     -------
  Total income (loss)
  from operations       $  (3.750)    $  (3.780)      $ 6.620      $ 6.520     $(3.910)   $(3.920)   $(0.448)    $ 2.845
                        ---------   -----------       -------      -------     -------    -------    -------     -------
  Less
  distributions:
  From net realized
  gain                  $      --     $      --      $    --       $   --      $   --     $   --     $   --      $(0.175)
  In excess of net
  realized gain(3)             --            --           --           --          --         --     (0.362)         --
                        ---------   -----------       -------      -------     -------    -------    -------     -------
  Total distributions   $      --     $      --       $    --      $    --     $    --    $    --    $(0.362)    $(0.175)
                        ---------   -----------       -------      -------     -------    -------    -------     -------
  Net asset value -
  End of year           $  10.930     $  10.730       $14.680      $14.510     $ 8.060    $ 7.990    $11.910     $12.720
                        ---------   -----------       -------      -------     -------    -------    -------     -------
  Total Return(1)          (25.54)%      (26.05)%       82.13%       81.60%     (32.66)%   (32.91)%    (3.48)%     28.49%
  Ratios/Supplemental
  Data+:
  Net assets, end of
  year (000's omitted)  $   3,511     $    5,590       $ 4,482      $ 6,866     $ 3,066    $ 4,064    $ 9,074     $ 6,725
  Ratios (as a
  percentage of
  average daily net
  assets):
   Net expenses(2)           3.26%          3.75%         3.02%        3.47%       3.25%      3.70%      3.50%       3.41%
   Net expenses after
    custodian fee
    reduction(2)             2.92%          3.41%         2.95%        3.40%       2.95%      3.40%      3.32%       3.19%
   Net investment loss      (2.12)%        (2.60)%       (1.02)%      (1.59)%     (1.34)%    (1.79)%    (1.92)%     (1.76)%
  Portfolio turnover
   of the Portfolio            65%            65%           95%          95%        117%       117%       160%        125%
<

+ The operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the investment adviser or administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(2)               3.35%          3.84%         4.70%        5.15%       3.65%      4.10%     3.79%        4.52%
   Expenses after
    custodian
    fee reduction(2)         3.01%          3.50%         4.63%        5.08%       3.35%      3.80%     3.61%        4.30%
   Net investment loss      (2.21)%        (2.69)%       (2.70)%      (3.27)%     (1.74)%    (2.19)%   (2.21)%      (2.87)%
  Net investment loss
   per share              $(0.279)       $(0.359)      $(0.296)     $(0.327)    $(0.188)   $(0.289)  $(0.014)$     (0.233)

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

  LOGO                  INVESTING
                        FOR THE
                        21ST
                        CENTURY(R)

More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about The Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about The Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share-holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

                                   PFPC, Inc.
                                  P.O. BOX 9653
                           PROVIDENCE, RI 02904-9653
                                 1-800-262-1122
-------------------------------------------------------------------------------


THE FUND'S SEC FILE NO. IS 811-1545                                         EMP




                                                (C) 2001 Eaton Vance Management

 LOGO     INVESTING
           FOR THE
           21ST
           CENTURY(R)







                EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND

          A diversified fund investing in emerging market stocks

                                Prospectus Dated


                                  MAY 1, 2001



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus

                                    Page                            Page
------------------------------------------------------------------------
Fund Summary                         2  Redeeming Shares              6
Investment Objective &
  Principal Policies Risks           4  Shareholder Account Features  7
Management and Organization          5  Tax Information               7
Valuing Shares                       5  Financial Highlights          8
Purchasing Shares                    6

------------------------------------------------------------------------

            This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to seek long-term capital appreciation. The Fund invests in equity securities (primarily common stocks) of companies located in emerging market countries, which are those considered to be developing. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies. In managing the Portfolio, the portfolio manager looks for stocks that will grow in value over time, regardless of short-term market fluctuations. Stocks will be sold when they have achieved their perceived value or when a country's stock market is expected to be depressed for an extended period. The Portfolio manager may (but is not obligated to) use investments such as forward contracts and options to attempt to mitigate the adverse effects of foreign currency fluctuations.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. Because securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile. Emerging market countries are either comparatively underdeveloped or in the process of becoming developed. Investment in emerging market countries typically involves greater potential for gain or loss than investments in securities of issuers in developed countries. Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Although depositary receipts have similar risks, unsponsored receipts may involve higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

The value of Fund shares is also sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in emerging market countries, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests predominantly in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. As noted above, these risks can be significant in emerging market countries. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders may realize substantial losses and should invest for the long-term.
                                        2

Performance Information. The following bar chart and table provide information about the Fund's performance, including a comparison of the Fund's performance to the performance of a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for each calendar year through December 31, 2000. During these periods, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower.



  0.90%      28.39%     -3.48%     32.91%      83.25%      -24.92%
--------------------------------------------------------------------
  1995        1996       1997       1998        1999         2000


The performance for the period prior to May 19, 1999 (when the Fund commenced operations) is that of another mutual fund that invests in Emerging Markets Portfolio. This mutual fund (the "Retail Fund") is distributed through retail distribution channels and is subject to higher expenses than the Fund. The returns are adjusted to eliminate the Retail Fund's sales charge, but they are not adjusted to reflect other differences in expenses between the Fund and the Retail Fund.

The Fund's highest quarterly total return was 50.92% for the quarter ended December 31, 1999, and the lowest quarterly total return was -25.99% for the quarter ended September 30, 1998.
                                                      One      Five      Life of
Average Annual Total Return as of December 31, 2000   Year     Years       Fund
--------------------------------------------------------------------------------
Fund Shares                                         -24.92%    2.72%      2.32%
Morgan Stanley Capital International
Emerging Markets Index                              -28.84%   -3.28%     -5.04%

Returns are calculated from November 30, 1994. The Morgan Stanley Capital International Emerging Markets Index is a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Investors cannot invest directly in an Index. (Source for Morgan Stanley Capital International Emerging Markets Index returns: Lipper Inc.)

Expenses of the Fund. These tables describe the expenses that you may pay if you buy and hold shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------
Management Fees                                                           1.00%
Other Expenses*                                                           4.10%
                                                                          -----
Total Annual Fund Operating Expenses                                      5.10%
Expense Reimbursement**                                                 (3.60%)
Total Annual Fund Operating Expenses (net reimbursement)                  1.50%

* Other Expenses is estimated.
** For the fiscal year ending December 31, 2001,Eaton Vance will reimburse the Fund pursuant to a contractual reimbursement to the extent Total Fund Operating Expenses exceeds 1.50% of average daily net assets.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense reimbursement is reflected only in expenses for the first year. The Example also assumes that your investment has a 5% return each year and that the operating expenses are reduced in the first year of operations as described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
  Fund Shares                          $153       $1,207     $2,260      $4,882

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. The Fund currently seeks to meet its investment objective by investing in Emerging Markets Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities of companies domiciled in or deriving more than 50% of their revenues or profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the "World Bank") or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The Portfolio ordinarily invests in at least three emerging market countries at all times.

Investments in emerging market countries can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability characteristics of the United States. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio's investments. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in these countries and the availability to the Portfolio of additional investments. These factors may cause emerging market securities to be more volatile and potentially less liquid than securities in more developed countries.

Settlement of securities transactions in Emerging Market Countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Portfolio may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Portfolio may have to sell more liquid securities which it would not otherwise choose to sell.

The Portfolio may also borrow amounts up to 25% of its net assets, but it will not borrow more than 5% of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional Portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received under certain circumstances. During unusual market conditions, The Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. While temporarily invested, The Portfolio may not achieve its investment objective. While at times The Portfolio may use alternative investment strategies in an effort to limit losses, it may chose not to do so.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
                                        4

As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

More than 25% of the Portfolio's total assets may be denominated in any single currency. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times, the portfolio manager may (but is not obligated to) use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio's annual portfolio turnover rate may exceed 100%. A fund with high turnover (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Paying more commissions may also reduce return. Capital gains distributions will reduce after tax returns for shareholders holding the Fund in taxable accounts.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended december 31, 2000, absent a fee reduction, the Portfolio would have paid advisory fees of 0.75% of its average daily net assets.

Jacob Rees-Mogg has managed or co-managed the Portfolio since May, 2000. He is an Investment Manager for Lloyd George and has been employed by Lloyd George for more than five years. Mr. Rees-Mogg also manages other Eaton Vance Portfolios. Mr. Rees-Mogg (whose office is in London) is supported by, and is in regular communication with, a team of investment professionals at Lloyd George. In particular, Robert Lloyd George and Pamela Chan set macro-economic and general investment strategy, and provide investment research and ideas for all of Lloyd George's managed accounts and funds.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage $2.6 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from the Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended December 31, 2000, absent a fee reduction, eaton vance would have earned administration fees of 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $45 billion on behalf of mutual funds, institutional clients and individuals.

Organization. The Fund is a series of Eaton Vance special investment trust, a Massachusetts business trust. The fund does not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.
                                        5

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from Portfolio holdings. Exchange-listed securities are valued at closing sale prices; however, the investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable or deemed unreliable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. THE Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

Fund shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase fund shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. The account application form which accompanies this prospectus must be promptly forwarded to the transfer agent. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

  Boston Safe Deposit & Trust Co.
  ABA #811001234
  Account #080411
  Further Credit Eaton Vance Institutional Emerging Markets Fund - Fund #481 A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.
                                        6

REDEEMING SHARES

You can  redeem  shares  in one of two  ways:

By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling the Eaton Vance Fund Order Department at 800-225-6265 (extension 7604) or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

Through an
Investment Dealer   Your investment  dealer is responsible for  transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

oFull Reinvest Option       Dividends and capital gains are reinvested in
                            additional shares. This option will be assigned if you do not specify an option.

oPartial Reinvest Option    Dividends are paid in cash and capital gains are
                            reinvested in additional shares.

oCash Option                Dividends and capital gains are paid in cash.

Information from the Fund.  From time to time, you may be mailed the following:

  oAnnual and Semi-Annual Reports,containing performance information and financial statements.
  oPeriodic account statements,showing recent activity and total share balance. oForm 1099 and tax information needed to prepare your income tax returns. oProxy materials, in the event a shareholder vote is required.
  oSpecial notices about significant events affecting your Fund.

Exchange Privilege. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value. Before exchanging, you should read the prospectus of the new fund carefully. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

Tax-Sheltered Retirement Plans. Fund shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.
                                        7

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains (if any) annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's return on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.
                                        8

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of the fund for the past two years. Certain information in the TABLE REFLECTS the financial results for a single Fund share. The total return in the TABLE represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and THE Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                     YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                    2000               1999(1)
-------------------------------------------------------------------------------
Net asset value -  Beginning of period

Income (loss)from operations                          $14.730           $10.000
                                                      -------           -------
Net investment loss                                   $(0.042)          $(0.014)
Net realized and unrealized gain                       (3.521)            4.730
                                                      --------

Total income from operations                          $(3.563)         $  4.730
                                                      --------         --------
Less distributions
In excess of net realized gain                        $(0.297)         $     --
                                                      --------         --------
Total distributions                                   $(0.297)         $     --
                                                      --------         --------
Net asset value -
End of period                                         $10.870           $14.730
                                                      --------         --------
Total return(2)                                        (24.92)%           47.30
Ratios/Supplemental Data+
Net assets, end of period(000's omitted)               $2,363            $1,304

Ratios(As a percentage of average daily net assets):

 Net expenses(3)                                         1.89%         1.57%(4)
 Net expenses after custodian fee reduction(3)           1.50%         1.50%(4)
 Net investment loss                                    (0.63)%      (0.20)%(4)
Portfolio turnover of the Portfolio                        65%           95%

+The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the investment adviser and/or manager, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
Expenses(3)                                             5.10%          8.74%(4)
Expenses  after  custodian fee reduction(3)             4.71           8.67%(4)
Net  investment  loss                                  (3.85)%        (7.37)%(4)
Net  investment loss per share                       $(0.257)          $(0.516)


(1) For the period from the start of business, May 19, 1999, to December 31, 1999.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

LOGO     INVESTING
         FOR THE
         21ST
         CENTURY(R)

More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about The Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected The Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:


                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com



     You will find and may copy information about The Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

                                   PFPC, Inc.
                                  P.O. BOX 9653
                                 PROVIDENCE, RI
                                   02940-9653

                                 1-800-262-1122

THE FUND'S SEC FILE NO. IS 811-1545                               IEMP




                                                 (C) 2001 Eaton Vance Management